OPPENHEIMER VARIABLE ACCOUNT FUNDS

Supplement dated October 6, 2010 to the

Statement of Additional Information dated April 30, 2010

This supplement amends the Statement of Additional Information of Oppenheimer Variable Account Funds (the “Trust”), dated April 30, 2010, and is in addition to the supplement dated May 28, 2010.

Sara J. Zervos is added as a portfolio manager of Oppenheimer Global Strategic Income Fund/VA (the "Fund"). She joins Arthur P. Steinmetz, Krishna Memani, Joseph Welsh and Caleb Wong as portfolio managers of the Fund.

In addition to managing the Fund's investment portfolio, Ms. Zervos also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of September 30, 2010. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Sara J. Zervos[3]	2	$13,380	0	$0	0	$0

1. In millions.
2. Does not include personal account of portfolio manager and her family, which are subject to the Code of Ethics.

3. Ms. Zervos became a portfolio manager of the Fund on October 6, 2010.

As of October 6, 2010, Ms. Zervos did not beneficially own shares of the Fund.

October 6, 2010                                                                                      PX0610.020